UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23016
(Investment Company Act file number)

Resource Credit Income Fund
(Exact name of registrant as specified in charter)

One Crescent Drive, Suite 203
Philadelphia, PA  19103
(Address of principal executive offices) (Zip code)

Shelle Weisbaum
Resource Real Estate, Inc.
1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
 (Name and address of agent for service)

Copy to:

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO  80203

Registrant's telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

Item 1.  Reports to Stockholders.

RESOURCE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2016

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights
Class A	12
Class C	13
Class W	14
Class I	15
Class U	16
Class T	17
Class D	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Trustees & Officers	29
Privacy Notice	31

Resource Credit Income Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the Resource Credit Income Fund (the “Fund”), for the period ending September 30, 2016. We are also proud of the Fund’s early success in deploying capital and fundraising, as well as meeting our key investment goals:

•	Delivering Current Income. The Fund paid a dividend of 17.5 cents per share for A shares for the quarters ended June 30, 2016 and September 30, 2016. Such amounts are consistent with an annualized dividend rate of 70 cents per share.
•	Preserving Principal. The Fund has continued to invest in corporate loans—both directly as well as in assets backed by corporate loans—which represent senior and collateralized positions we believe will help protect capital.
•	Diversifying Investment Portfolio. The Fund invests across four credit strategies and held 27 distinct investments as of 9/30/2016. The portfolio provides investors with broad‐based credit exposure with diversification across issuer, industry and geography.

Investment Philosophy and Process
The Fund’s investments remain focused on four broad strategies within the fixed‐income universe: publicly traded credit‐linked equities (e.g. primarily public Business Development Companies commonly known as BDCs); structured credit instruments, with a focus on Collateralized Loan Obligations (CLOs); private credit funds; and traded loans and bonds. Our target allocations within these strategies are as follows:

•	20% Publicly traded BDCs and other credit‐linked securities
•	20% Structured credit
•	20% Private credit funds
•	40% Loans and bonds

The Fund intends to broadly follow these guidelines, but will adjust allocations depending on market conditions to maximize risk‐adjusted returns.

We have implemented a proprietary investment process, rooted in thorough due diligence and credit analysis, to identify opportunities in our investment universe. More specifically, we have developed the Resource America Liquid Alternatives Score (RALAS) to identify business, capital structure and industry risks as well as quantify return potential for each investment opportunity. We believe our scoring system will help drive yield for investors while mitigating principal losses by reducing credit risk.

Investment Environment and Fund Performance
The Fund began investing in late 2015 and early 2016, which represented a period of historical volatility in the credit markets. The U.S. High Yield1 market fell by 5.0% in 2015—with most of the loss realized in the last quarter—and then lost another 5.0% in January and February of 2016.

Through careful security selection, the Fund capitalized on this historical volatility to generate a total return of 14.2% during the second half of the fiscal year.  While all four strategies generated positive returns, publicly traded BDCs and loans were the largest contributors during the period.

This performance underscores an important structural advantage of the Fund, which we believe can help deliver long‐term gains for investors. Specifically, the interval fund structure limits the Fund’s redemption obligation to 5% per quarter.  This cap can help the fund manage liquidity during periods of market turmoil to take advantage of buying opportunities. Therefore, we believe the Fund’s structure can help provide a sustainable competitive advantage relative to mutual funds that do not similarly restrict redemptions.

Specific to the third quarter, the Fund posted a total return of 6.38%. Although the S&P 500 does not represent a benchmark for the Fund—and our Fund’s diversified portfolio belies benchmarking in general—it is nevertheless instructive to note this broader equity market index gained 3.9% over that same timeframe.

Investment Positioning
The Fund began the year with the overarching view that investors needed to prepare for a rising rate environment. The Fund therefore has been weighted towards floating rate assets, which can potentially generate higher interest income when rates rise (thereby helping to preserve principal). We believe our investors are beginning to see the early benefits of our strategy.

The vast majority of the loans owned by the Fund pay interest linked to a base‐rate of 3 Month LIBOR2, with a floor set at 1.0%. When this  base‐rate moves above this 1.0% floor, the Fund can generate incremental income. As of 9/30, the market price of 3 Month LIBOR had risen to 0.85% (from roughly 0.62% at the beginning of the year). With the U.S. Federal Reserve strongly signaling a rate hike in December, as well as additional moves in 2017, the Fund believes it is within striking distance of generating additional income from its existing loan positions.

Annual Report | September 30, 2016	1

Resource Credit Income Fund	Shareholder Letter

September 30, 2016 (Unaudited)

From a sector standpoint, the Fund continues to avoid direct exposure to the Oil & Gas industry as we believe risk / reward remains negatively skewed  to  the  downside.  We  believe  the  U.S.  economy  remains  fundamentally  sound  and  therefore  continue  to  weight  towards  domestic exposure.

Thank you for being a shareholder of the Resource Credit Income Fund and we look forward to a long‐term partnership.

Sincerely,

Michael Terwilliger, CFA
Global Portfolio Manager
Resource Credit Income Fund

[1]	Bank of America Merrill Lynch U.S. High Yield Index (H0A0). One cannot directly invest in an index.

[2]	London Interbank Offered Rate (LIBOR) is the average of interest rates, estimated by each of the leading banks in London, that would be charged on interbank borrowings.

Senior loans hold the most senior position in the capital structure of a borrower. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

Non-traded BDCs are subject to commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-traded BDCs are not liquid.

CDOs and other structured products, consisting of CBOs, CLOs and credit- linked notes may bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Certain structured products may be thinly traded or have a limited trading market.

2	www.resourcecreditincome.com

Resource Credit Income Fund	Portfolio Update

September 30, 2016 (Unaudited)

The Fund’s performance figures for the period ended September 30, 2016, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception*	Inception
Class A Shares	0.82%	6.48%	12.05%	8.39%	6.22%	4.23%	4/17/2015
Class A Shares w/ Sales Charge	‐5.73%	‐0.43%	4.75%	1.35%	‐0.73%	‐0.50%	4/17/2015
Class C Shares	0.64%	6.23%	13.07%	9.14%	6.85%	4.66%	4/17/2015
Class C Shares w/ CDSC	‐0.88%	4.65%	11.42%	7.49%	5.27%	3.59%	4/17/2015
Class D Shares	0.78%	6.35%	11.77%	8.00%	5.73%	3.91%	4/17/2015
Class I Shares	0.73%	6.47%	12.14%	8.60%	6.42%	4.37%	4/17/2015
Class T Shares	0.63%	6.19%	11.54%	7.67%	5.40%	3.68%	4/17/2015
Class T Shares w/ Sales Charge	‐0.91%	4.59%	9.91%	6.04%	3.85%	2.63%	4/17/2015
Class U Shares	0.82%	6.48%	12.05%	8.39%	6.22%	4.23%	4/17/2015
Class U Shares w/ Sales Charge	‐5.73%	‐0.43%	4.75%	1.35%	‐0.73%	‐0.50%	4/17/2015
Class W Shares	0.69%	6.25%	11.78%	8.01%	5.74%	3.91%	4/17/2015
S&P/LSTA Leverage Loan Index	0.86%	3.08%	6.08%	7.72%	5.46%	2.80%	4/17/2015

*	Cumulative total return

The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.  This index is run in partnership between S&P and the Loan Syndications & Trading Association, the loan market’s trade group.

Diversification does not prevent losses or guarantee returns.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. The Fund’s total annual operating expense, including underlying funds before fee waivers is 430.77% for Class A, 431.52% for Class C, 431.27% for Class W, 430.52% for Class I, 430.77% for Class U, 431.52% for  Class T and 431.27% for Class D shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.63% for Class A, 3.38% for Class C, 3.13% for Class W, 2.38% for Class I, 2.63% for Class U, 3.38% for Class T and 3.13% for Class  D shares. Class A and Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class C and Class T shares are subject  to a maximum sales load of 1.50% imposed on purchases. For performance information current to the most recent month-end, please call  toll-free 1-855-747-9559.

Annual Report | September 30, 2016	3

Resource Credit Income Fund	Portfolio Update

September 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2016

Asset Type	Percent of Net Assets
Bonds & Notes	34.83%
Bank Loans	26.67%
Common Stock	18.11%
Private Investment Funds	9.75%
Short Term Investments	6.28%
Real Estate Investment Trusts ‐ Common Stocks	2.50%
Total Investments	98.14%
Other Assets in Excess of Liabilities	1.86%
Net Assets	100.00%

4	www.resourcecreditincome.com

Resource Credit Income Fund	Portfolio of Investments

September 30, 2016

Principal ($)		Value
	BANK LOANS (26.67%)(a)
125,000	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500% 07/25/2022	$119,258
425,000	Asurion Hold Co., Term Loan, 10.000% 08/31/2021	423,140
100,000	Asurion Opco, Second Lien Term Loan, 8.500% 03/03/2021	99,708
124,405	BJ's Wholesale Club, Inc., Second Lien Term Loan, 8.500% 03/26/2020	125,369
18,630	Coinamatic Canada, Inc. (Canada Ltd.), Second Lien Term Loan, 8.000% 05/12/2023	18,490
125,000	Renaissance Learning, Inc., Second Lien Term Loan, 8.000% 04/11/2022	123,228
250,000	UFC Holdings LLC, Second Lien Term Loan, 8.500% 08/18/2024	254,688
106,370	Wash Multifamily Acquisition, Inc., Second Lien Term Loan, 8.000% 05/15/2023	105,572
125,000	Winebow Holdings, Inc. (The Vintner Group, Inc.), Second Lien Term Loan, 8.500% 01/02/2022	115,313
		1,384,766
	TOTAL BANK LOANS (Cost $1,328,676)	1,384,766

	BONDS & NOTES (34.83%)
	ASSET BACKED SECURITIES (12.82%)
250,000	MidOcean Credit CLO, 7.580% 10/19/2018(a)(b)	232,200
250,000	Tralee CLO III Ltd., 7.696% 07/20/2026(a)(b)	237,106
300,000	Trinitas CLO III Ltd., 7.180% 07/15/2027(a)(b)	196,266
		665,572
	COMMERCIAL MORTGAGE BACKED SECURITIES (0.47%)
200,000	Hypo Real Estate Bank International AG, 0.596% 03/20/2022(a)	24,627

	CORPORATE BONDS (21.54%)
175,000	Cliffs Natural Resources, 8.000% 09/30/2020(b)(c)	172,375
125,000	Cliffs Natural Resources, 4.800% 10/01/2020(c)	103,750
280,000	JBS USA, 5.750% 06/15/2025(c)(d)	276,500
350,000	Jo‐Ann Stores Holdings, 9.750% 10/15/2019(b)	342,124
225,000	New Enterprise Stone & Lime Co., 11.000% 09/01/2018(c)	223,875
		1,118,624
	TOTAL BONDS & NOTES (Cost $1,834,143)	1,808,823

Shares
	COMMON STOCKS (18.11%)
	BUSINESS DEVELOPMENT COMPANIES (18.11%)
19,732	Ares Capital Corp.(c)	305,846
9,050	OFS Capital Corp.(c)	117,922
6,438	PennantPark Floating Rate Capital, Ltd.(c)	85,175
14,984	PennantPark Investment Corp.(c)	112,680
2,000	Solar Capital, Ltd.(c)	41,040
5,503	Solar Senior Capital Ltd.	89,204
17,240	WhiteHorse Finance, Inc.(c)	188,433
		940,300
	TOTAL COMMON STOCKS (Cost $906,684)	940,300

	REAL ESTATE INVESTMENT TRUSTS ‐ COMMON STOCKS (2.50%)
	TRADED REAL ESTATE INVESTMENT TRUSTS (2.50%)
9,500	Great Ajax Corp.(c)	129,675

	TOTAL REAL ESTATE INVESTMENT TRUSTS ‐ COMMON STOCKS (Cost $105,177)	129,675

See Notes to Financial Statements.

Annual Report | September 30, 2016	5

Resource Credit Income Fund	Portfolio of Investments

September 30, 2016

Shares		Value
	PRIVATE INVESTMENT FUNDS (9.75%)
1	GoldenTree Credit Opportunities Fund(e)	$506,315

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $500,000)	506,315

	SHORT TERM INVESTMENTS (6.28%)
325,914	Dreyfus Treasury Cash Management, Institutional Class, 0.21%(f)	325,914

	TOTAL SHORT TERM INVESTMENTS (Cost $325,914)	325,914

	TOTAL INVESTMENTS (98.14%) (Cost $5,000,594)	$5,095,793

	OTHER ASSETS IN EXCESS OF LIABILITIES (1.86%)	96,626	(g)

	NET ASSETS (100.00%)	$5,192,419

(a)	Floating or variable rate security. The rate shown is the effective interest rate as of September 30, 2016.
(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate market value of those securities was $1,180,071, representing 22.73% of net assets.

(c)	All or a portion of each of these securities may be segregated as collateral for the Fund's line of credit.
(d)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.  Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $276,500, representing 5.33% of net assets.

(e)	Illiquid security. See below.
(f)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.
(g)	Includes cash which is being held as collateral for the Fund's line of credit.

Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid security is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/30/15	GoldenTree Credit Opportunities Fund	$500,000	$506,315	9.75%

See Notes to Financial Statements.

6	www.resourcecreditincome.com

Resource Credit Income Fund	Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments, at value (Cost $5,000,594)	$5,095,793
Cash	5,419
Cash collateral pledged for line of credit	15,933
Dividends and interest receivable	64,863
Receivable for fund shares sold	16,585
Receivable due from adviser	114,796
Prepaid expenses and other assets	53,572
Total assets	5,366,961

LIABILITIES
Line of credit payable	5,036
Administration fees payable	39,216
Custody fees payable	3,750
Distribution fees payable	425
Distribution due to shareholders	32,296
Shareholder servicing fees payable	5,466
Dealer manager fees payable	377
Payable for transfer agency fees	46,298
Accrued expenses and other liabilities	41,678
Total liabilities	174,542
NET ASSETS	$5,192,419

NET ASSETS CONSISTS OF
Paid‐in capital	$5,043,864
Accumulated net realized gain	53,356
Net unrealized appreciation	95,199
NET ASSETS	$5,192,419

See Notes to Financial Statements.

Annual Report | September 30, 2016	7

Resource Credit Income Fund	Statement of Assets and Liabilities

September 30, 2016

PRICING OF SHARES
Class A
Net Assets	$4,042,891
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	394,228
Net Asset Value and redemption price per share(a)	$10.26
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.97
Class C
Net Assets	$434,408
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	41,921
Net Asset Value and redemption price per share(a)	$10.36
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.52
Class W
Net Assets	$494,303
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	48,250
Net Asset Value, offering and redemption price per share	$10.24
Class I
Net Assets	$212,882
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,705
Net Asset Value, offering and redemption price per share	$10.28
Class U
Net Assets	$2,655
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	259
Net Asset Value and redemption price per share(a)	$10.26	(b)
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.97
Class T
Net Assets	$2,637
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	258
Net Asset Value and redemption price per share(a)	$10.23	(b)
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.39
Class D
Net Assets	$2,643
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	258
Net Asset Value, offering and redemption price per share	$10.24

(a)	Redemption price varies based on length of time held (Note 1).
(b)	Net asset value per share does not recalculate due to fractional shares not presented and rounding.

See Notes to Financial Statements.

8	www.resourcecreditincome.com

Resource Credit Income Fund	Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividends	$82,960
Interest	87,553
Total investment income	170,513
EXPENSES
Investment advisory fees (Note 3)	44,810
Administrative fees (Note 3)	139,356
Distribution fees (Note 3):
Class C	428
Class T	19
Shareholder servicing fees (Note 3):
Class A	5,222
Class C	143
Class W	179
Class U	7
Class T	7
Class D	7
Dealer manager fees (Note3):
Class W	356
Class D	12
Interest expense	36
Transfer agent fees (Note 3)	73,595
Audit fees	28,001
Legal fees	34,421
Printing expense	24,867
Registration fees	35,964
Custody fees	6,250
Trustee fees and expenses (Note 3)	44,948
Offering costs	417,860
Other expenses	36,394
Total expenses	892,882
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(829,791)
Total net expenses	63,091
NET INVESTMENT INCOME	107,422
Net realized gain on investments	32,696
Net realized gain on foreign currency transactions	1,754
Long-term capital gains distributions from other investment companies	3,349
Net change in unrealized appreciation on investments	95,199
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	132,998
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$240,420

See Notes to Financial Statements.

Annual Report | September 30, 2016	9

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
OPERATIONS
Net investment income	$107,422	$–
Net realized gain	34,450	–
Long-term capital gains distributions from other investment companies	3,349	–
Net change in unrealized appreciation	95,199	–
Net increase in net assets resulting from operations	$240,420	$–

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(88,663)	–
Class C	(5,740)	–
Class W	(6,522)	–
Class I	(5,641)	–
Class U	(70)	–
Class T	(62)	–
Class D	(65)	–
From return of capital:
Class A	(22,593)	–
Class C	(1,463)	–
Class W	(1,662)	–
Class I	(1,437)	–
Class U	(18)	–
Class T	(16)	–
Class D	(17)	–
Net decrease in net assets from distributions	(133,969)	–

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	3,865,775	2,500
Distributions reinvested	78,298	–
Net increase from capital shares transactions	3,944,073	2,500

Class C
Proceeds from sales of shares	425,022	2,500
Distributions reinvested	5,594	–
Net increase from capital shares transactions	430,616	2,500

Class W
Proceeds from sales of shares	488,715	2,500
Distributions reinvested	238	–
Net increase from capital shares transactions	488,953	2,500

Class I
Distributions reinvested	7,078	–
Net increase from capital shares transactions	7,078	–

Class U
Proceeds from sales of shares	–	2,500
Distributions reinvested	88	–
Net increase from capital shares transactions	88	2,500

Class T
Proceeds from sales of shares	–	2,500
Distributions reinvested	78	–
Net increase from capital shares transactions	78	2,500

See Notes to Financial Statements.

10	www.resourcecreditincome.com

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Class D
Proceeds from sales of shares	–	2,500
Distributions reinvested	82	–
Net increase from capital shares transactions	82	2,500

Net increase in net assets	4,977,419	15,000

NET ASSETS
Beginning of period	215,000	200,000
End of period*	$5,192,419	$215,000

*Including accumulated net investment income of:	$–	$18

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	386,182	250
Distributions reinvested	7,796	–
Net increase in capital shares	393,978	250

Class C
Issued	41,127	250
Distributions reinvested	544	–
Net increase in capital shares	41,671	250

Class W
Issued	47,977	250
Distributions reinvested	23	–
Net increase in capital shares	48,000	250

Class I
Distributions reinvested	705	–
Net increase in capital shares	705	–

Class U
Issued	–	250
Distributions reinvested	9	–
Net increase in capital shares	9	250

Class T
Issued	–	250
Distributions reinvested	8	–
Net increase in capital shares	8	250

Class D
Issued	–	250
Distributions reinvested	8	–
Net increase in capital shares	8	250

(a)	The Fund commenced operations on April 20, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2016	11

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.43	–
Net realized and unrealized gain on investments	0.18	–
Total income from investment operations	0.61	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	–
From return of capital	(0.08)	–
Total distributions	(0.35)	–
INCREASE IN NET ASSET VALUE	0.26	–
NET ASSET VALUE, END OF PERIOD	$10.26	$10.00

TOTAL RETURN(c)	6.22%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$4,043	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	34.54%	472.13	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	34.54%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	N/A
Net investment income	4.43%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class A commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

12	www.resourcecreditincome.com

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.59	–
Net realized and unrealized gain on investments	0.08	–
Total income from investment operations	0.67	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.24)	–
From return of capital	(0.07)	–
Total distributions	(0.31)	–
INCREASE IN NET ASSET VALUE	0.36	–
NET ASSET VALUE, END OF PERIOD	$10.36	$10.00

TOTAL RETURN(c)	6.85%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$434	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	18.42%	473.06	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	18.42%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	N/A
Net investment income	5.85%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class C commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.63		–
Net realized and unrealized loss on investments	(0.07	)(c)	–
Total income from investment operations	0.56		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.25)		–
From return of capital	(0.07)		–
Total distributions	(0.32)		–
INCREASE IN NET ASSET VALUE	0.24		–
NET ASSET VALUE, END OF PERIOD	$10.24		$10.00

TOTAL RETURN(d)	5.74%		–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$494		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(e)
Expenses, gross	17.52%		472.69	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.09%		0.04	%(f)
Excluding interest expense:(e)
Expenses, gross	17.52%		N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.09%		N/A
Net investment income	6.24%		0.00	%(f)

PORTFOLIO TURNOVER RATE	22%		0	%(g)

(a)	The Fund's Class W commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(e)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Financial Statements.

14	www.resourcecreditincome.com

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.35	–
Net realized and unrealized gain on investments	0.28	–
Total income from investment operations	0.63	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	–
From return of capital	(0.08)	–
Total distributions	(0.35)	–
INCREASE IN NET ASSET VALUE	0.28	–
NET ASSET VALUE, END OF PERIOD	$10.28	$10.00

TOTAL RETURN(c)	6.42%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$213	$200

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	72.33%	430.52	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	0.03	%(e)
Excluding interest expense:(d)
Expenses, gross	72.33%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	N/A
Net investment income	3.53%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class I commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

Resource Credit Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.32	–
Net realized and unrealized gain on investments	0.29	–
Total income from investment operations	0.61	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	–
From return of capital	(0.08)	–
Total distributions	(0.35)	–
INCREASE IN NET ASSET VALUE	0.26	–
NET ASSET VALUE, END OF PERIOD	$10.26	$10.00

TOTAL RETURN(c)	6.22%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	72.67%	472.13	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	72.67%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	N/A
Net investment income	3.28%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class U commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

16	www.resourcecreditincome.com

Resource Credit Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.25	–
Net realized and unrealized gain on investments	0.29	–
Total income from investment operations	0.54	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.24)	–
From return of capital	(0.07)	–
Total distributions	(0.31)	–
INCREASE IN NET ASSET VALUE	0.23	–
NET ASSET VALUE, END OF PERIOD	$10.23	$10.00

TOTAL RETURN(c)	5.40%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	73.55%	473.06	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	73.55%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	N/A
Net investment income	2.53%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class T commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

Resource Credit Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.27	–
Net realized and unrealized gain on investments	0.29	–
Total income from investment operations	0.56	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.25)	–
From return of capital	(0.07)	–
Total distributions	(0.32)	–
INCREASE IN NET ASSET VALUE	0.24	–
NET ASSET VALUE, END OF PERIOD	$10.24	$10.00

TOTAL RETURN(c)	5.73%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	73.23%	472.70	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.09%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	73.23%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.09%	N/A
Net investment income	2.78%	0.00	%(e)

PORTFOLIO TURNOVER RATE	22%	0	%(f)

(a)	The Fund's Class D commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

18	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non‐diversified, closed‐end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Financial Fund Management, Inc. (the “Adviser”). The investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed‐income and fixed‐income related securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T and Class D shares; all classes of shares commenced operations on April 20, 2015.  With the approval of the Board, effective September 30, 2015, the Fund’s fiscal year end was changed from February 28 to September 30.  Class W, Class I and Class D shares are offered at net asset value. Class A and Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer‐manager fee. Class C and Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Short‐term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other  similar debt securities including, but not limited to CDO (“Collateralized Debt Obligation”) debt and equity securities, ABS (“Asset‐Backed Security”) securities, CMBS (“Commercial Mortgage Backed Security”) securities, and other securitized investments backed by certain debt or other receivables (collectively “Structured Credit Securities”) are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). In determining value, dealers and pricing services will generally use information with respect to transactions in the securities being valued; quotations from other dealers; market transactions in comparable securities; analyses and evaluations of various relationships between securities; and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancies between quotations received from third party dealers or the pricing services the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based up its reasonable judgment, determines to be accurate. In any instance in which the Adviser selects a single bid pursuant to section (e)(ii), the Adviser will provide to the Fair Value Committee an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Value Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Annual Report | September 30, 2016	19

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a  broker‐dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter. For non‐calendar quarter days, the Fair Value Committee estimates the fair value of each Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the market.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the year ended September 30, 2016, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

Fair Value Measurements – A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

20	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2016:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans	$–	$1,384,766	$–	$1,384,766
Bonds & Notes(a)	–	1,808,823	–	1,808,823
Common Stocks(a)	940,300	–	–	940,300
Real Estate Investment Trusts ‐ Common Stocks	129,675	–	–	129,675
Private Investment Funds (Measured at net asset value)(b)	–	–	–	506,315
Short Term Investments	325,914	–	–	325,914
TOTAL	$1,395,889	$3,193,589	$–	$5,095,793

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the period ended September 30, 2016.  It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex‐dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal and Other Taxes – The Fund has qualified, except as described below, and intends to continue to qualify as a regulated investment company ("RIC") and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of September 30, 2015, the Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain quarterly diversification tests. Accordingly, the Fund filed as a "C" corporation for the period ended September 30, 2015. As a "C" corporation, the Fund was subject to federal income taxes on any taxable income for that period. However, as there were no investments held, the Fund had no net investment income for the period and consequently did not incur any tax liability. The Fund has met qualifications as of September 30, 2016 and expects to be taxed as a RIC in future periods. Therefore, no provision was made for federal income or excise taxes related to the period ended September 30, 2016.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | September 30, 2016	21

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex‐dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Offering Costs – Offering costs incurred by the Fund of $653,110 were treated as deferred charges until operations commenced and were amortized over a 12‐month period using the straight line method. All amounts have been amortized as of September 30, 2016.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives a monthly base management fee calculated at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2016, the Fund incurred $44,810 in base management fees, all of which were waived.

The Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until September 9, 2018, so that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 3.09% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, 2.59% per annum of Class U average daily net assets, 3.34% per annum of Class T average daily net assets and 3.09% per annum of Class D average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. As of September 30, 2015, in addition to the contractual expense limitation agreement that is in place, the Adviser also voluntarily agreed to waive/reimburse all net operating expenses of the Fund as of the September 30, 2015 fiscal year end. During the period ended September 30, 2016, the Adviser waived fees and reimbursed expenses of $829,791.

As of September 30, 2016, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires February 20, 2018	Expires September 30, 2018	Expires September 30, 2019
Resource Credit Income Fund	$36,870*	$398,666	$829,791

*	Organizational Expenses were reduced from $37,338 to $36,870 subsequent to the February 20, 2015 Seed Audit Financial Statements.

The Adviser is also paid an incentive fee. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre‐incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch‐up” feature. For this purpose, “pre‐incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating  expenses  for  the  quarter  (including  the  management  fee,  expenses  reimbursed  to  the  Adviser  and  any  interest  expenses  and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

22	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

No incentive fee is payable in any calendar quarter in which the Fund’s pre‐incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre‐incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre‐incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre‐incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch‐up.” The “catch‐up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre‐incentive fee net investment income when the Fund’s pre‐incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre‐incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre‐incentive fee net investment income. For the period ended September 30, 2016, there was no incentive fee incurred.

Fund  Accounting  Fees  and  Expenses  –  ALPS  Fund  Services,  Inc.  (“ALPS”)  serves  as  the  Fund’s  Administrator  and  Accounting  Agent  (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund  (“Transfer Agent”).

Distributor – The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the Distribution Agreement. The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund’s Class A, Class C, Class W, Class U, Class T and Class D shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the period ended September 30, 2016, the Fund incurred shareholder servicing fees of $5,565. The Class C and Class T shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class T shares and is payable on a quarterly basis. In addition Class W and Class D shares pay to Resource Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class W and Class D shares and is payable on a quarterly basis.  Class A, Class I, and Class U shares are not currently subject to a distribution fee. For the period ended September 30, 2016, the Fund accrued $447 in distribution fees and $368 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the period ended September 30, 2016, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual fee of $10,000, plus $2,000 for attending the annual in‐person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receives compensation from the Trust.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short‐term securities, for the period ended September 30, 2016 amounted to $5,018,363 and $387,187, respectively.

5. TAX BASIS INFORMATION

For the year ended September 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Resource Credit Income Fund	$(14,880)	$(677)	$15,557

Annual Report | September 30, 2016	23

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

The following information is computed on a tax basis for each item as of September 30, 2016:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Credit Income Fund	$291,291	$(142,736)	$148,555	$4,947,238

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital gains	–
Net unrealized appreciation on investments	148,555
Total distributable earnings	$148,555

The tax characteristics of distributions paid for the year ended September 30, 2016 were as follows:

September 30, 2016	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Credit Income Fund	$106,763	$–	$27,206

There were no distributions paid during the period ended September 30, 2015.

6.  REPURCHASE OFFERS

Pursuant to Rule 23c‐3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date.  If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%.  If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder.  There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered.  In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares.  Subsequent repurchase requests will not be given priority over other shareholder requests.

During the year ended September 30, 2016, the Fund completed no quarterly repurchase offers.

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 95 basis points at the time of borrowing. During the period ended September 30, 2016, the Fund incurred $36 of interest expense related to the borrowings. Average borrowings and the average interest rate during the period ended September 30, 2016 were $11,194 and 1.77%, respectively. The largest outstanding borrowing during the period ended September 30, 2016 was $115,000.  As of September 30, 2016, the Fund had $5,036 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2016, the Fund had $1,744,040 in securities pledged as collateral for the line of credit.

24	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2016

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2016, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 25% or more outstanding shares of the Fund were as follows:

Class A Shares
Name	Percentage of Fund
Resource Financial Fund Management, Inc.	39.50%

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 19, 2016 which resulted in 5,218 of Fund shares being repurchased for $54,269.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2016	25

Resource Credit Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Credit Income Fund

We have audited the accompanying statement of assets and liabilities of Resource Credit Income Fund (the “Fund”) including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period April 20, 2015 (commencement of operations) through September 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Resource Credit Income Fund as of September 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 20, 2015 through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 November 28, 2016

26	www.resourcecreditincome.com

Resource Credit Income Fund	Additional Information

September 30, 2016 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 855‐747‐9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30th is available without charge upon request by calling toll‐free 855‐747‐9559, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N‐Q. The filings are available upon request by calling 855‐747‐9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3.  DISCLOSURE REGARDING RENEWAL AND APROVAL OF FUND ADVISORY AGREEMENTS

At a meeting on June 2, 2016, the Board (the “Board” or the “Trustees”) of Resource Credit Income Fund (the “Fund” or the “Trust”), including a majority of the independent Trustees, approved an interim advisory agreement between the Trust and Resource Financial Fund Management, Inc. (the “Adviser”) with respect to the Fund  and, subject to shareholder approval, a new advisory agreement between the Trust and the Adviser with respect to the Fund (together, the “Advisory Agreements”). The Advisory Agreements were approved in connection with a proposed merger transaction between Resource America, Inc., of which the Adviser is a subsidiary, and C‐III Capital Partners LLC (“C‐III”) (the “Transaction”).  In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before‐mentioned material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreements.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. They noted that the Board receives a significant level of input and quality materials from the Adviser and provides professional managerial and operational teams to manage and support the Fund. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Trustees noted the Adviser’s assertion that the Fund would receive the same quality of service following completion of the Transaction and that no changes to the current portfolio management team were anticipated. The Trustees additionally noted the Adviser’s agreement to extend the current expense limitation arrangement for a two‐year period following consummation of the Transaction. The Trustees further noted that C‐III has substantial experience in commercial real estate debt investments as well as equity investing and that C‐III’s experience had the potential to be additive to the investment process of the Adviser. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the performance of its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and were likely to remain so after the closing of  the Transaction.

Performance. The Trustees considered the performance of the Fund. They noted that the Fund had outperformed its peer group as well as its Morningstar category average over its since‐inception period (April 17, 2015 through September 30, 2016). The Trustees noted that the Fund underperformed its benchmark index (the S&P/LSTA Leveraged Loan Index) during the since‐inception period. The Trustees expressed satisfaction with the careful, thoughtful and professional manner in which the Adviser was implementing the strategy. They noted the short performance history of the Fund and that the Fund’s strategy was not yet fully implemented. They reasoned that the Adviser was managing the Fund’s portfolio in accordance with the prospectus guidelines and concluded that the Fund’s performance was satisfactory. They additionally noted that the potential additional resources of C‐III may assist the Adviser in delivering future performance for the Fund.

Annual Report | September 30, 2016	27

Resource Credit Income Fund	Additional Information

September 30, 2016 (Unaudited)

Fees and Expenses. The Trustees noted that the Fund charges a 1.85% management fee and that the fee was above the average of the Fund’s Morningstar category and above its peer group average. They further noted that the Fund’s net expense ratio was above the averages of the Morningstar category funds and the peer group funds. The Trustees noted the Adviser’s assertion that most relevant peer fund had a significantly higher management fee and net expense ratio than the Fund. The Trustees further noted the expense cap in place and the Adviser’s commitment to continue the expense cap for a period of two years following the Transaction, and after further discussion they concluded that the Fund’s fees and expenses were reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered that the Adviser reported its belief that the size of the Fund would be approximately $75 million at the end of 2017 and that the Fund would likely begin to benefit from economies of scale when assets under management reach approximately $250 million. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser had estimated that it incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to the small size of the Fund and the Adviser’s participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from the Adviser as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of the Fund.

4.  SHAREHOLDER VOTE

A Special Meeting of the Shareholders of the Resource Credit Income Fund (the “Trust”) was held on August 26, 2016 to approve a new management agreement between Resource Financial Fund Management, Inc. and the Trust, and the Proposal was voted on and approved by Shareholders of the Fund.

242,098.590 Total Shares Voted of 290,617.782 Shares Outstanding or 83.30%.

The August 26, 2016 voting results were as follows:

Matter	Voter Type	Shares	% of Total Shares Voted
To approve a new management agreement between Resource Financial Fund Management, Inc. and the Trust.	For	242,098.590	83.30%
	Against	0.000	0.00%
	Abstain	0.000	0.00%

28	www.resourcecreditincome.com

Resource Credit Income Fund	Trustees & Officers

September 30, 2016 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll‐free at 1‐855‐747‐9559. Refer to footnote 3 of the financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Fred Berlinksy 1959	Trustee, Chairman of the Board since 2015	Markheim‐Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Real Estate Diversified Income Fund, since November 13, 2012
Enrique Casanova 1973	Trustee since 2015	MKTG (marketing company), Vice President (December 2003 to Present)	2	Independent Director, RCP Reserves Holdings Manager, Inc., August 2006 to October 2012 Resource Real Estate Diversified Income Fund, since November 13, 2012
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker‐dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate) (since January 2001)	2	Doorways, LTD, since January 2001 RCP Regents Center, June 2006 to August 2016 Resource Real Estate Diversified Income Fund, since January 27, 2015

Annual Report | September 30, 2016	29

Resource Credit Income Fund	Trustees & Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman 1963	Trustee since 2015	Resource Real Estate, Inc. (investment adviser to the Resource Diversified Income Fund), Chief Executive Officer and director (since May 2004) Resource America, Inc. (investment adviser), Senior Vice President (since August 2002)	2	Resource Real Estate, Inc., since 2004 Resource Real Estate Diversified Income Fund, since November 13, 2012
Justin Milberg 1966	President since 2015
Resource Liquid Alternatives (mutual fund), Chief Operating Officer (since November 2014)

Resource Financial Fund Management, Inc. (the Fund’s investment adviser), Managing Director (since May 2012)

 Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)
			N/A	N/A
Brian Hawkins 1976	Treasurer, Chief Financial and Accounting Officer and Senior Vice President since May 2016
Resource America, Inc., Vice President of Finance (since December 2008)

Resource Financial Fund Management, Inc., Chief Financial Officer (since December 2012)

 Resource Credit Opportunity, Inc. (investment company), Chief Financial Officer (since June 2015).
			N/A	N/A
Darshan Patel 1970	Secretary, Chief Compliance Officer and Senior Vice President since 2015
Resource Real Estate, Inc. (since October 2014)

Chief Compliance Officer and Chief Legal Officer of Resource Financial Fund Management, Inc., an affiliate of Resource Real Estate, Inc. (since 2002)

Chief Compliance Officer and President of Resource Securities, Inc., an affiliate of Resource Real Estate, Inc. (since 2004)

 Resource Real Estate Diversified Income Fund, Secretary and Senior Vice President (since October 14, 2014)
			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Financial Fund Management, Inc., One Crescent Drive, Suite 203, Philadelphia, PA 19112.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the Resource Credit Income Fund and the Resource Real Estate Diversified Income Fund.

30	www.resourcecreditincome.com

Resource Credit Income Fund	Privacy Notice

(Unaudited)

Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪	Social Security number	▪	Purchase History
	▪	Assets	▪	Account Balances
	▪	Retirement Assets	▪	Account Transactions
	▪	Transaction History	▪	Wire Transfer Instructions
	▪	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Credit Income Fund share?	Can you limit this sharing?

For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don't share

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes –
information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes –
information about your creditworthiness	No	We don't share

For nonaffiliates to market to you	No	We don't share

Questions?	Call 1‐855‐747‐9559

Annual Report | September 30, 2016	31

Resource Credit Income Fund	Privacy Notice

(Unaudited)

Who we are

Who is providing this notice?	Resource Credit Income Fund

What we do

How does Resource Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

 Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit	We collect your personal information, for example, when you
Income Fund collect my	▪	Open an account
personal information?	▪	Provide account information
	▪	Give us your contact information
	▪	Make deposits or withdrawals from your account
	▪	Make a wire transfer
	▪	Tell us where to send the money
	▪	Tells us who receives the money
	▪	Show your government‐issued ID
	▪	Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
	▪	Sharing for affiliates' everyday business purposes – information about your creditworthiness
	▪	Affiliates from using your information to market to you
	▪	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Resource Credit Income Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	▪	Resource Credit Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	▪	Resource Credit Income Fund doesn't jointly market.

32	www.resourcecreditincome.com

INVESTMENT ADVISER
Resource Financial Fund Management, Inc.
One Crescent Drive, Suite 203
Philadelphia, Pennsylvania 19112

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2.  Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)
The Board of Trustees of the registrant has designated Mr. David M. Burns as the registrant’s Audit Committee Financial Expert.  Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $7,000, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)
All Other Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)
The registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate non-audit fees for services billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)        The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)        Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	Background

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

II.	Policy

The Adviser will vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.         All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.         The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)        A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)        The Operations Unit will determine which client of the Adviser holds the security to which the proxy relates;

(c)        Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material;

(d)        If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.          As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.         If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3.         With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)        Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)        Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

To be determined by the Adviser.

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures, and any amendments thereto;

2.         A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3.         A record of each vote that the Adviser casts;

4.         A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.         A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the Portfolio Manager for Resource Credit Income Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products.  At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn.  From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co.  In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2016, Mr. Terwilliger owned no Fund shares and did not manage any other accounts in addition to the Fund.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 8, 2016

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:  December 8, 2016